OPPENHEIMER SELECT VALUE FUND

Supplement dated September 30, 2013 to the

Prospectus and Statement of Additional Information dated August 28, 2013

Important Notice Regarding Change in Investment Policy

This supplement amends the Oppenheimer Select Value Fund (the "Fund") prospectus (the "Prospectus") and Statement of Additional Information (“SAI”) each dated August 28, 2013, and is in addition to any other supplements.

Effective as of December 11, 2013:

1. The Fund will change its name to "Oppenheimer Dividend Opportunity Fund." All references to “Oppenheimer Select Value Fund” in the Prospectus and SAI are replaced by references to “Oppenheimer Dividend Opportunity Fund.”

2. The first full paragraph on the cover page of the Prospectus is deleted in its entirety and replaced by the following:

Oppenheimer Dividend Opportunity Fund is a mutual fund that seeks total return. It invests mainly in dividend paying stocks that the portfolio manager believes are undervalued.

3. The section titled “Investment Objective,” on page 3, is deleted in its entirety and replaced with the following:

Investment Objective. The Fund seeks total return.

4. The Prospectus section titled "Principal Investment Strategies," beginning on page 3, is deleted in its entirety and replaced by the following:

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying stocks. The Fund invests primarily in common stocks of U.S. companies that the portfolio manager believes are undervalued. The Fund may invest up to 35% of its total assets in equity securities of foreign issuers and may invest up to 10% of its total assets in equity securities of companies located in developing or emerging market countries. The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

The portfolio manager uses a value investing style to seek securities that are undervalued in the marketplace. Value investing uses fundamental analysis to seek companies whose intrinsic value is greater than the current price of their securities. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth.

The Fund uses fundamental analysis of individual issuers to construct a portfolio of securities based on company-level considerations. This is called a "bottom-up approach." The portfolio manager currently focuses on the following factors:

  analysis of a company’s ability to establish, maintain, or grow its dividend, analysis of a company's financial statements,
  analysis of future earnings potential,
  the current value of company assets,
  estimates of borrowing requirements and debt maturity schedules, present and anticipated cash flows and allocation of capital, new product or business line developments,
  supply and demand conditions for key products,
  long-term sales potential,
  operations and industry position, and
  management structure and expertise.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that could trigger a decision to sell a security. The portfolio manager may consider selling a stock for one or more of the following reasons:

  the stock is approaching its price target,
  the company's fundamentals are deteriorating, or
  alternative investment opportunities are more attractive.

These factors may change over time and not all factors are relevant for every purchase or sale of an individual security.

5. The following risk is added to the Prospectus section titled “Principal Risks,” on page 4:

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

6. The Prospectus section titled "Who is the Fund Designed For?,” on page 4, is deleted in its entirety and replaced by the following:

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund’s income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your investment goals and risk tolerance before investing in the Fund.

7. The Prospectus section titled "Advisory Fees," on page 10, is deleted in its entirety and replaced by the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.65% of the first $500 million of average annual net assets of the Fund, 0.63% of the next $500 million, 0.60% of the next $4 billion, and 0.58% of average annual net assets in excess of $5 billion, before any applicable waivers. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's management fee for the fiscal year ended April 30, 2013 was 0.75% of average annual net assets of each class of shares, before any applicable waivers.

Prior to December 11, 2013, the Fund paid the Manager an advisory fee at the annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million, before any applicable waivers.

The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by the Manager or its affiliates. During the fiscal year ended April 30, 2013, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the fee table earlier in this prospectus. The Fund's annual operating expenses may vary in future years.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory arrangements is available in the Fund's Semi-Annual Report to shareholders for the period ended October 31, 2012.

8. The first paragraph of the Prospectus section titled “Dividends and Distributions,” on page 23, is deleted in its entirety and replaced with the following:

Dividends and Distributions. The Fund intends to declare and pay dividends quarterly from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

September 30, 2013                                                                                                                    PS0600.017